UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 3, 2017 (March 31, 2017)

HEMISPHERX BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	(Identification No.)

1617 JFK Boulevard, Suite 500, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 988-0080

1617 JFK Boulevard, Suite 500, Philadelphia, PA 19103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 31, 2017, Hemispherx Biopharma, Inc. (the “Company”) filed its annual report on Form 10-K for the year-ended December 31, 2016 and, thereafter, issued a press release announcing its financial results for the fourth quarter and year ended 2016. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

As noted in the press release, the Company will host a conference call at 11:00 a.m. Eastern Daylight Time (EDT) on Friday, April 7, 2017 to provide a general business update. Hemispherx will respond to various stockholder questions submitted prior to the call.

Conference Call Information

Date:	Friday, April 7, 2017
Time:	11:00 AM EDT
Dial-in numbers:	800-346-7359 (domestic)
973-528-0008 (international)
Conference number:	27781
Questions:	ir@hemispherx.net by 65:00 p.m. EDT on Wednesday, April 5, 2017
http://ir.hemispherx.net/Events_Presentations

Item 7.01 Regulation FD Disclosure.

The information disclosed in Item 2.02 above is incorporated into this Item 7.01. The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under Item 2.02, “Results of Operations and Financial Condition,” Item 7.01, “Regulation FD Disclosure” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K. As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1 Press Release dated March 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2017	HEMISPHERX BIOPHARMA, INC.

	By:	/s/ Thomas K. Equels
Thomas K. Equels, President & CEO